RETAINED EARNINGS	12 Months Ended
Dec. 31, 2016
RETAINED EARNINGS
RETAINED EARNINGS

16.RETAINED EARNINGS

Pursuant to the Company Law of the PRC, each of the PRC entity is required to appropriate 10% of its net income to the statutory reserve on an annual basis until the aggregated amount of the reserve reaches 50% of its registered capital. Statutory reserve is not distributable. Subject to the approval of the shareholders, the statutory reserve may be used to offset accumulated losses, or converted into capital of the company.

	December 31,
	2015	2016	2016
	RMB	RMB	(Note2) USD
			Unaudited

PRC statutory reserve	35,419	91,968	13,246
Unreserved retained earnings	69,774	943,893	135,949

Total retained earnings	105,193	1,035,861	149,195

As of December 31, 2016, Yin Tian Xia Technology has reached such maximum reserve amount and therefore stopped appropriation, while other PRC entities have not yet reached their respective maximum reserve amount.